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                      VAN KAMPEN GOVERNMENT SECURITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2008 -- MARCH 31, 2009

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
                                                                Amount of      % of
                                     Offering       Total        Shares      Offering  % of Funds
   Security     Purchase/   Size of  Price of     Amount of     Purchased   Purchased    Total
   Purchased   Trade Date  Offering   Shares      Offering       By Fund     By Fund     Assets       Brokers       Purchased From
-------------  ----------  --------  --------  --------------  -----------  ---------  ----------  --------------  -----------------
    Federal     02/03/09       -       $99.92  $7,000,000,000  $17,474,000    0.250%     0.250%    Citigroup       Citigroup
    National                                                                                       Global Markets
   Mortgage                                                                                        Inc., Goldman,
  Association                                                                                      Sachs & co.,
  2.750% due                                                                                       J.P. Morgan
   2/15/2019                                                                                       Securities
                                                                                                   Inc., Barclays
                                                                                                   Capital Inc.,
                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   UBS Securities
                                                                                                   LLC

   Federal      02/03/09       -       $99.92  $7,000,000,000  $24,132,000    0.250%     0.345%    Citigroup       Citigroup
   National                                                                                        Global Markets
   Mortgage                                                                                        Inc., Goldman,
  Association                                                                                      Sachs & co.,
  2.750% due                                                                                       J.P. Morgan
   2/15/2019                                                                                       Securities
                                                                                                   Inc., Barclays
                                                                                                   Capital Inc.,
                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   UBS Securities
                                                                                                   LLC
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